AGA SERIES TRUST

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 1998


This Statement of Additional Information (the "SAI") contains information which may be of interest to investors but which is not included in the Prospectus of AGA Series Trust, formerly WNL Series Trust, (the "Trust"). The SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Trust dated May 1, 1998. The SAI should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus by calling American General Annuity Insurance Company, formerly Western National Life Insurance Company, (the "Life Company") at 1-800-910-4455.




                               TABLE OF CONTENTS

                                                                        PAGE

DEFINITIONS                                                                4
INVESTMENT OBJECTIVES AND POLICIES OF THE TRUST                            4
Options                                                                    4
Futures Contracts                                                          7
Special Risks of Transactions in Futures Contracts and Related Options    12
Forward Commitments                                                       14
Repurchase Agreements                                                     14
Reverse Repurchase Agreements                                             15
When-Issued Securities                                                    15
Loans of Portfolio Securities                                             16
Foreign Securities                                                        16
Foreign Currency Transactions                                             17
Commercial Mortgage-Backed Securities                                     22
Zero-Coupon Securities                                                    24
Variable- or Floating-Rate Securities                                     25
Lower-Grade Securities                                                    26
INVESTMENT RESTRICTIONS                                                   28
Fundamental Investment Restrictions                                       28
Non-Fundamental Investment Restrictions                                   29
MANAGEMENT OF THE TRUST                                                   31
Substantial Shareholders                                                  34
Investment Adviser                                                        34
Trust Administration                                                      36
Sub-Advisers                                                              36
Code of Ethics                                                            37
Investment Decisions                                                      37
Brokerage and Research Services                                           37
DETERMINATION OF NET ASSET VALUE                                          39
TAXES                                                                     41
DIVIDENDS AND DISTRIBUTIONS                                               43
PERFORMANCE INFORMATION                                                   44
SHAREHOLDER COMMUNICATIONS                                                46
ORGANIZATION AND CAPITALIZATION                                           46
PORTFOLIO TURNOVER                                                        46
CUSTODIAN                                                                 47
LEGAL COUNSEL                                                             47
INDEPENDENT AUDITORS                                                      47
SHAREHOLDER LIABILITY                                                     47
DESCRIPTION OF NRSRO RATINGS                                              47
Description of Moody's Corporate Ratings                                  47
Description of S&P's Corporate Ratings                                    49
Description of Duff Corporate Ratings                                     49
Description of Fitch Corporate Ratings                                    50
Description of Thomson Bankwatch, Inc. Corporate Ratings                  51
Description of IBCA Limited and IBCA Inc. Corporate Ratings               51
Description of S&P's Commercial Paper Ratings                             52
Description of Moody's Commercial Paper Ratings                           52
Description of Duff Commercial Paper Ratings                              52
Description of Fitch Commercial Paper Ratings                             53
Description of IBCA Limited and IBCA Inc. Commercial Paper Ratings        53
Description of Thomson Bankwatch, Inc. Commercial Paper Ratings           53
FINANCIAL STATEMENTS                                                      53



                               AGA SERIES TRUST
                      STATEMENT OF ADDITIONAL INFORMATION
                                  DEFINITIONS

THE "TRUST" - AGA Series Trust, formerly WNL Series Trust "ADVISER" - AGA Investment Advisory Services, Inc., formerly WNL Investment Advisory Services, Inc., the Trust's investment adviser.

                INVESTMENT OBJECTIVES AND POLICIES OF THE TRUST

The Trust currently offers shares of beneficial interest of seven series (the "Portfolios") with separate investment objectives and policies. The investment objectives and policies of each of the Portfolios of the Trust are described in the Prospectus. The SAI contains additional information concerning certain investment practices and investment restrictions of the Trust.

Except as described below under "Investment Restrictions," the investment objectives and policies described in the Prospectus and in the SAI are not fundamental, and the Trustees may change the investment objectives and policies of a Portfolio without an affirmative vote of shareholders of the Portfolio.

Except  as  otherwise  noted  below,  the  following   descriptions  of  certain
investment policies and techniques are applicable to all of the Portfolios.

OPTIONS
Each Portfolio, other than the State Street Global Advisors Money Market Portfolio, may purchase put and call options on portfolio securities in which they may invest that are traded on a U.S. or foreign securities exchange or in the over-the-counter market.

     COVERED CALL OPTIONS. Each Portfolio, other than the State Street Global Advisors Money Market Portfolio, may write covered call options on portfolio securities to realize a greater current return through the receipt of premiums than it would realize on portfolio securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Portfolio.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of portfolio securities.

In return for the premium received when it writes a covered call option, the Portfolio gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Portfolio retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Portfolio realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Portfolio realizes a gain or loss equal to the difference between the Portfolio's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Portfolio may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Portfolio may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Trust.

     COVERED PUT OPTIONS. Each Portfolio, other than the State Street Global Advisors Money Market Portfolio, may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Portfolio plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade, short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Portfolio also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss, unless the security later appreciates in value.

A Portfolio may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

     PURCHASING PUT AND CALL OPTIONS. Each Portfolio, other than the State Street Global Advisors Money Market Portfolio, may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Portfolio, as a holder of the option, may sell the underlying security at the exercise price, regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Portfolio must pay. These costs will reduce any profit the Portfolio might have realized had it sold the underlying security instead of buying the put option.

Each Portfolio, other than the State Street Global Advisors Money Market Portfolio, may purchase call options to hedge against an increase in the price of securities that the Portfolio ultimately wants to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Portfolio might have realized had it bought the underlying security at the time it purchased the call option.

     OPTIONS ON FOREIGN SECURITIES. The Trust may, on behalf of each of the Portfolios other than the State Street Global Advisors Money Market Portfolio, purchase and sell options on foreign securities if, in the opinion of the Sub-Adviser of the particular Portfolio, the investment characteristics of such options, including the risks of investing in such options, are consistent with the Portfolio's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

     RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the following: (a) that a Portfolio's Sub-Adviser will not forecast interest rate or market movements correctly; (b) that a Portfolio may be unable at times to close out such positions; or (c) that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of a Portfolio's Sub-Adviser to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Portfolio may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when a Portfolio's Sub-Adviser believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Trust's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of a Sub-Adviser may be considered such a group. These position limits may restrict the Trust's ability to purchase or sell options on particular securities.

Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

Government regulations, particularly the requirements for qualification as a "regulated investment company" under the Internal Revenue Code, may also restrict the Trust's use of options.

FUTURES  CONTRACTS
The Trust may, on behalf of each Portfolio that may invest in debt securities, other than the State Street Global Advisors Money Market Portfolio, buy and sell futures contracts on debt securities of the type in which the Portfolio may invest and on indexes of debt securities. In addition, the Trust may, on behalf of each Portfolio that may invest in equity securities, purchase and sell stock index futures for hedging and non-hedging purposes. The Trust may also, for hedging and non-hedging purposes, purchase and write options on futures contracts of the type that such Portfolios are authorized to buy and sell and may engage in related closing transactions. All futures and related options which are traded in the United States will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodities Futures Trading Commission (the "CFTC"). Trading on foreign commodity exchanges is not regulated by the CFTC.

     FUTURES ON DEBT SECURITIES AND RELATED OPTIONS. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery during a particular month of securities having a standardized face value and rate of return. By purchasing futures on debt securities - assuming a "long" position - the Trust will legally obligate itself on behalf of the Portfolios to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities - assuming a "short" position - it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of the Trust's assets, reflect the fair value of the contract, in which case, the positions will be valued by or under the direction of the Trustees or such persons.

Positions taken in the futures markets are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or loss. While futures positions taken by the Trust on behalf of a Portfolio will usually be liquidated in this manner, the Trust may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Trust's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may be substantially offset by appreciation in the value of the futures position.

On other occasions, the Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Trust expects to purchase for the Portfolio particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Portfolio of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by the Trust of futures contracts on debt securities is subject to the ability of a Portfolio's Sub-Adviser to correctly predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements, and thus the Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

The Trust may purchase and write put and call options on certain debt futures contracts as they become available. Such options are similar to options on securities, except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Trust will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. (See "Margin Payments," below.) Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Trust because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to the Trust when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

     INDEX FUTURES CONTRACTS AND OPTIONS. The Trust may invest in debt index futures contracts and stock index futures contracts and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. Debt index futures in which the Trust presently expects to invest are not now available, although the Trust expects such futures contracts to become available in the future. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (the "S&P 100 Index") is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). The S&P 100 Index assigns relative weightings to the common stocks included in the S&P 100 Index, and the S&P 100 Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Portfolio enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Portfolio will gain $400 (100 units x gain of $4). If the Portfolio enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Portfolio will lose $200 (100 units x loss of $2).

The Trust does not presently expect to invest in debt index futures contracts. Stock index futures contracts are currently traded with respect to the S&P 100 Index on the Chicago Mercantile Exchange, and with respect to other broad stock market indexes, such as the New York Stock Exchange Composite Stock Index, which is traded on the New York Futures Exchange, and the Value Line Composite Stock Index, which is traded on the Kansas City Board of Trade, as well as with respect to narrower "sub-indexes" such as the S&P 100 Energy Stock Index and the New York Stock Exchange Utilities Stock Index. To the extent permitted under applicable law, a Portfolio may trade futures contracts and options on futures contracts on exchanges created outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading in commodities that are not currently traded in the United States or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. A Portfolio may purchase or sell futures contracts with respect to any stock. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

In order to hedge a Portfolio's investments successfully using futures contracts and related options, the Trust must invest in futures contracts with respect to indexes or sub-indexes, the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Portfolio's securities. Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing and selling call and put options on index futures contracts, each of the Portfolios that may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount." This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier."

A Portfolio may purchase or sell options on stock indexes in order to close out its outstanding positions in options on stock indexes that it has purchased. A Portfolio may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Trust because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

     MARGIN PAYMENTS. When a Portfolio purchases or sells a futures contract, it is required to deposit with the Custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Trust upon termination of the contract, assuming the Trust satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Portfolio sells a futures contract and the price of the underlying debt security rises above the delivery price, the Portfolio's position declines in value. The Portfolio then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Portfolio's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When a Portfolio terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Trust would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Trust generally will purchase only those options for which there appear to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event that no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Trust would have to exercise the options in order to realize any profit.

     HEDGING RISKS. There are several risks in connection with the use by a Portfolio of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of the Trust's securities which are the subject of the hedge. A Portfolio's Sub-Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes, the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Trust's portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Portfolio for hedging purposes is also subject to a Portfolio's Sub-Adviser's ability to correctly predict movements in the direction of the market. It is possible that, where a Portfolio has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result, the futures markets may attract more speculators than the securities markets. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by a Portfolio's Sub-Adviser still may not result in a successful hedging transaction over a very short time period.

     FOREIGN TRANSACTION RISKS. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Portfolio hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.

     OTHER RISKS. Portfolios will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss.

FORWARD  COMMITMENTS
The Trust may, on behalf of each Portfolio, enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account maintained by the Custodian with assets selected by the Custodian, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price.

Although a Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Portfolio may dispose of a commitment prior to settlement if a Portfolio's Sub-Adviser deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon the sale of forward commitments.

REPURCHASE  AGREEMENTS
On behalf of each Portfolio, the Trust may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high-quality, short-term debt obligations. Repurchase agreements may also be viewed as loans made by the Trust which are collateralized by the securities subject to repurchase. The Sub-Advisers will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Trust could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Trust may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Trust is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

REVERSE  REPURCHASE  AGREEMENTS
The Trust may, on behalf of each of the Portfolios, enter into reverse repurchase agreements, which involve the sale by the Portfolio of securities held by it with an agreement to repurchase the securities at an agreed upon price, date, and interest payment. The Portfolios will use the proceeds of the reverse repurchase agreements to purchase securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. A Portfolio will use reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. Reverse repurchase agreements into which the Portfolios will enter require that the market value of the underlying security and other collateral equal or exceed the repurchase price (including interest accrued on the security), and require the Portfolios to provide additional collateral if the market value of such security falls below the repurchase price at any time during the term of the reverse repurchase agreement. At all times that a reverse repurchase agreement is outstanding, the Portfolio will maintain cash, liquid high-grade debt obligations, or U.S. government securities, as the case may be, in a segregated account at its custodian with a value at least equal to its obligations under the agreement.

WHEN-ISSUED  SECURITIES
The Trust may, on behalf of each Portfolio, from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While the Trust may sell its right to acquire when-issued securities prior to the settlement date, the Trust intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Portfolio will establish a segregated account in which it will maintain cash and U.S. government securities or other high-grade debt obligations at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

LOANS  OF  PORTFOLIO  SECURITIES
The Trust may lend the portfolio securities of any Portfolio, provided: (a) the loan is secured continuously by collateral consisting of U.S. government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (b) the Trust may, at any time, call the loan and regain the securities loaned; (c) the Trust will receive any interest or dividends paid on the loaned securities; and (d) the aggregate market value of securities of any Portfolio loaned will not, at any time, exceed 20% (except 10% with respect to the EliteValue Portfolio, 15% with respect to the Credit Suisse International Equity Portfolio, and 33 1/3% with respect to the State Street Global Advisors Money Market Portfolio and the State Street Global Advisors Growth Equity Portfolio) of the total assets of the Portfolio taken at value. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before the Portfolio enters into a loan, a Portfolio's Sub-Adviser considers all relevant facts and circumstances including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Trust retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Trust if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Trust will not lend portfolio securities to borrowers affiliated with the Trust.

FOREIGN  SECURITIES
Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may also be more difficult to obtain and enforce a judgment against a foreign issuer.

In addition, to the extent that any Portfolio's foreign investments are not U.S. dollar-denominated, the Portfolio may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

In determining whether to invest in securities of foreign issuers, the Sub-Adviser of a Portfolio will consider the likely effect of foreign taxes on the net yield available to the Portfolio and its shareholders. Income received by a Portfolio from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance, since the amount of a Portfolio's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and without advance notice. Any such taxes paid by a Portfolio will reduce its net income available for distribution to shareholders.

FOREIGN  CURRENCY  TRANSACTIONS
The  Trust  may  engage  in  currency  exchange  transactions,  on behalf of its
Portfolios which may invest in foreign securities, to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Trust may engage in both "transaction hedging" and "position hedging."

When it engages in transaction hedging, the Trust enters into foreign currency transactions with respect to specific receivables or payables of a Portfolio generally arising in connection with the purchase or sale of its portfolio securities. The Trust will engage in transaction hedging when it desires to "lock-in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Trust will attempt to protect a Portfolio against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared and the date on which such payments are made or received.

The Trust may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. The Trust may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, the Trust may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Trust the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Trust the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Trust the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Trust the right to purchase a currency at the exercise price until the expiration of the option. The Trust will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's Sub-Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

When it engages in position hedging, the Trust enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Portfolio are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities that a Portfolio expects to purchase. In connection with position hedging, the Trust may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Trust may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Portfolio's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Trust to purchase additional foreign currency on behalf of a Portfolio on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Trust is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Portfolio if the market value of such security or securities exceeds the amount of foreign currency the Trust is obligated to deliver on behalf of the Portfolio.

To offset some of the costs to a Portfolio of hedging against fluctuations in currency exchange rates, the Trust may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time.

Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Portfolio may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

     CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Trust may either accept or make delivery of the currency specified in the contract, or at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Trust intends to purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Trust would continue to be required to make daily cash payments of variation margin on its futures positions.

     FOREIGN CURRENCY OPTIONS. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Sub-Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

     FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Trust at one rate, while offering a lesser rate of exchange should the Trust desire to resell that currency to the dealer.

     SWAPS, CAPS, FLOORS, AND COLLARS. Among the strategic transactions into which certain Portfolios may enter are interest rate, currency and index swaps, and other types of available swap agreements, such as caps, floors, and collars. A Portfolio will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique, or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio will use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Portfolio will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument) with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, and collars are entered into for good faith hedging purposes, the Sub-Advisers and the Portfolios believe such obligations do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act"), as amended, and accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting as both principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and accordingly, they are less liquid than swaps.

With respect to swaps, the Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate with its custodian an amount of cash or liquid high-grade securities having a value equal to the accrued excess. Caps, floors, and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

COMMERCIAL  MORTGAGE-BACKED  SECURITIES
A Portfolio may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities are generally multi-class debt or pass-through securities backed by a mortgage loan or pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multi-family properties and cooperative apartments, hotels and motels, nursing homes, hospitals, senior living centers, and agricultural property. The commercial mortgage loans that underlie commercial mortgage-backed securities have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. Unlike most single-family residential mortgages, commercial real property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination. This difference in prepayment exposure is significant due to extraordinarily high levels of refinancing of traditional residential mortgages experienced over the past year as mortgage rates have reached a 25-year low. Assets underlying commercial mortgage-backed securities may relate to only a few properties or to a single property.

Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers. Non-governmental entities that have issued or sponsored commercial mortgage-backed securities offerings include owners of commercial properties, originators of and investors in mortgage loans, savings and loan associations, mortgage banks, commercial banks, insurance companies, investment banks, and special-purpose subsidiaries of the foregoing. The BlackRock Managed Bond Portfolio may, from time to time, purchase commercial mortgage-backed securities directly from issuers in negotiated transactions or from a holder of such commercial mortgage-backed securities in the secondary market.

Commercial mortgage-backed securities generally are structured to protect the senior class investors against potential losses on the underlying mortgage loans. This is generally provided by the subordinated class investors, which may be included in the Portfolio, by taking the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes, including the subordinated classes in which the Portfolio intends to invest, may include issuer guarantees, reserve funds, additional subordinated securities, cross-collateralization, over-collateralization, and the equity investors in the underlying properties.

By adjusting the priority of interest and principal payments on each class of a given commercial mortgage-backed security, issuers are able to issue senior investment-grade securities and lower-rated or non-rated subordinated securities tailored to meet the needs of sophisticated institutional investors. In general, subordinated classes of commercial mortgage-backed securities are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and have subordinate rights as to receipt of interest distributions. Such subordinated classes are subject to a substantially greater risk of nonpayment than are senior classes of commercial mortgage-backed securities. Even within a class of subordinate securities, most commercial mortgage-backed securities are structured with a hierarchy of levels (or "loss positions"). Loss positions are the order in which nonrecoverable losses of principal are applied to the securities within a given structure. For instance, a first-loss subordinate security will absorb any principal losses before any higher-loss position subordinate security. This type of structure allows a number of classes of securities to be created with varying degrees of credit exposure, prepayment exposure, and potential total return.

Subordinated classes of commercial mortgage-backed securities have more recently been structured to meet specific investor preferences and issuer constraints and have different priorities for cash flow and loss absorption. As previously discussed, from a credit perspective, they are structured to absorb any credit-related losses prior to the senior class. The principal cash flow characteristics of subordinated classes are designed to be among the most stable in the mortgage-backed securities market, the probability of prepayment being much lower than with traditional residential mortgage-backed securities. This characteristic is primarily due to the structural feature that directs the application of principal payments first to the senior classes until they are retired before the subordinated classes receive any prepayments. While this serves to enhance the credit protection of the senior classes, it produces subordinated classes with more stable average lives. Subject to the applicable provisions of the 1940 Act, there are no limitations on the classes of commercial mortgage-backed securities in which the Portfolio may invest. Accordingly, in certain circumstances, the Portfolio may recover proportionally less of its investment in a commercial mortgage-backed security than the holders of more senior classes of the same commercial mortgage-backed security.

The rating assigned to a given issue and class of commercial mortgage-backed securities is a product of many factors, including the structure of the security, the level of subordination, the quality and adequacy of the collateral, and the past performance of the originators and servicing companies. The rating of any commercial mortgage-backed security is determined to a substantial degree by the debt service coverage ratio (i.e., the ratio of current net operating income from the commercial properties, in the aggregate, to the current debt service obligations on the properties) and the loan-to-value (the "LTV") ratio of the pooled properties. The amount of the securities issued in any one rating category is determined by the rating agencies after a rigorous credit rating process which includes analysis of the issuer, servicer, and property manager, as well as verification of the LTV and debt service coverage ratios. LTV ratios may be particularly important in the case of commercial mortgages because most commercial mortgage loans provide that the lender's sole remedy in the event of a default is against the mortgaged property, and the lender is not permitted to pursue remedies with respect to other assets of the borrower. Accordingly, LTV ratios may, in certain circumstances, determine the amount realized by the holder of the commercial mortgage-backed security.

ZERO-COUPON  SECURITIES
Zero-coupon securities in which a Portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Portfolio investing in zero-coupon securities may fluctuate over a greater range than shares of other Portfolios of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program, as established by the Treasury Department, is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer only receives the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

VARIABLE- OR FLOATING-RATE SECURITIES
Certain Portfolios may invest in securities which offer a variable or floating rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes which are obligations that permit a Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio as lender and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay, in its discretion, the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded, and there generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. If not so rated, a Portfolio may invest in them only if the Portfolio's Sub-Adviser determines that, at the time of investment, the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The Sub-Adviser, on behalf of a Portfolio, will consider on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Portfolio's portfolio.

LOWER-GRADE  SECURITIES
Certain Portfolios may invest in lower-grade income securities. Such lower-grade securities are commonly referred to as "junk bonds." Investment in such securities involves special risks, as described herein. Liquidity relates to the ability of a Portfolio to sell a security in a timely manner at a price which reflects the value of that security. As discussed below, the market for lower-grade securities is generally considered to be less liquid than the market for investment-grade securities. The relative illiquidity of some of a
Portfolio's portfolio securities may adversely affect the ability of the Portfolio to dispose of such securities in a timely manner and at a price which reflects the value of such security in the Sub-Adviser's judgment. The market for less liquid securities tends to be more volatile than the market for more liquid securities and market values of relatively illiquid securities may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of higher-grade, more liquid securities.

A Portfolio's net asset value will change with changes in the value of its portfolio securities. If a Portfolio invests in fixed-income securities, the Portfolio's net asset value can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed-income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-income securities can be expected to decline. Net asset value and market value may be volatile due to a Portfolio's investment in lower-grade and less liquid securities. Volatility may be greater during periods of general economic uncertainty.

A Portfolio's investments are valued pursuant to guidelines adopted and periodically reviewed by the Board of Trustees. To the extent that there is no established retail market for some of the securities in which a Portfolio may invest, there may be relatively inactive trading in such securities and the ability of the Sub-Adviser to accurately value such securities may be adversely affected. During periods of reduced market liquidity and in the absence of readily available market quotations for securities held in a Portfolio's portfolio, the responsibility of the Sub-Adviser to value the Portfolio's securities becomes more difficult and the Sub-Adviser's judgment may play a greater role in the valuation of the Portfolio's securities due to the reduced availability of reliable objective data. To the extent that a Portfolio invests in illiquid securities and securities which are restricted as to resale, the Portfolio may incur additional risks and costs.

Lower-grade securities generally involve greater credit risk than higher-grade securities. A general economic downturn or a significant increase in interest rates could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. In addition, in such circumstances, the ability of issuers of lower-grade securities to repay principal and to pay interest, to meet projected financial goals, and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the lower-grade securities in a Portfolio's portfolio and thus a Portfolio's net asset value. The secondary market prices of lower-grade securities are less sensitive to changes in interest rates than are those for higher-rated securities, but are more sensitive to adverse economic changes or individual issuer developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of lower-grade securities.

Yields on a Portfolio's portfolio securities can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of the market prices of the lower-grade securities in a Portfolio's portfolio and thus in the net asset value of a Portfolio. Net asset value and market value may be volatile due to a Portfolio's investment in lower-grade and less liquid securities. Volatility may be greater during periods of general economic uncertainty. The Portfolios may incur additional expenses to the extent they are required to seek recovery upon a default in the payment of interest or a repayment of principal on their portfolio holdings, and the Portfolios may be unable to obtain full recovery thereof. In the event an issuer of securities held by a Portfolio experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, such Portfolio may incur additional expenses and may determine to invest additional capital with respect to such issuer or the project or projects to which the Portfolio's portfolio securities relate.

The Portfolios will rely on each Sub-Adviser's judgment, analysis, and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Sub-Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management, and regulatory matters. The Sub-Adviser also may consider, although it does not rely primarily on, the credit ratings of S&P and Moody's in evaluating fixed-income securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Sub-Adviser continuously monitors the issuers of such securities held in the Portfolio's portfolio. A Portfolio may, if deemed appropriate by the Sub-Adviser, retain a security whose rating has been downgraded below B by S&P or below B by Moody's, or whose rating has been withdrawn.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL  INVESTMENT  RESTRICTIONS
The following investment restrictions are fundamental and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of that Portfolio. Under the 1940 Act and the rules thereunder, a "majority of the outstanding voting securities" of a Portfolio means the lesser of (a) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy and (b) more than 50% of the outstanding shares of that Portfolio. Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio, as the case may be.

The Trust may not, on behalf of a Portfolio:

     (1) With respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of a Portfolio's total assets to be invested in securities of any one issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer;

     (2) Invest more than 25% of the value of its net assets in the securities (other than U.S. government securities) of issuers in a single industry, except that this policy shall not limit investment by the State Street Global Advisors Money Market Portfolio in obligations of U.S. banks (excluding their foreign branches);

     (3) Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or, with respect to the State Street Global Advisors Money Market Portfolio, to facilitate redemptions (and not for leveraging or investment, except with respect to reverse repurchase agreements and dollar roll transactions, to the extent such investments are permitted under a Portfolio's investment objectives and policies), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Portfolio's assets taken at market value, less liabilities other than borrowings. If at any time a Portfolio's borrowings exceed this limitation due to a decline in net assets, such borrowings will be reduced within three days to the extent necessary to comply with this limitation. A Portfolio will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets;

     (4) Make loans to other persons, except loans of Portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

     (5) Purchase or sell any commodity contract, except that each Portfolio (other than the State Street Global Advisors Money Market Portfolio), to the extent permitted by its investment objectives and policies, may purchase and sell futures contracts based on debt securities, indexes of securities, and foreign currencies and purchase and write options on securities, futures contracts which it may purchase, securities indexes, and foreign currencies and purchase forward contracts. (Securities denominated in gold or other precious metals or whose value is determined by the value of gold or other precious metals are not considered to be commodity contracts.)

     (6) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its Portfolio investments, it may be deemed to be an underwriter under federal securities laws;

     (7) Purchase or sell real estate, although (with respect to Portfolios other than the State Street Global Advisors Money Market Portfolio) it may purchase and sell securities which are secured by or represent interests in real estate, mortgage-related securities, securities of companies principally engaged in the real estate industry, and participation interests in pools of real estate mortgage loans, and it may liquidate real estate acquired as a result of default on a mortgage; and

     (8) Issue any class of securities which is senior to a Portfolio's shares of beneficial interest except as permitted under the 1940 Act or by order of the SEC.

NON-FUNDAMENTAL  INVESTMENT  RESTRICTIONS
The following investment restrictions are non-fundamental and may be changed by the Trustees of the Trust without shareholder approval. Although shareholder approval is not necessary, the Trust intends to notify its shareholders before implementing any material change in any non-fundamental investment restriction.

The  Trust  may  not,  on  behalf  of  a  Portfolio:

     (1) Invest more than 15% (except 10% with respect to the Credit Suisse International Equity Portfolio and the State Street Global Advisors Money Market Portfolio) of the net assets of a Portfolio (taken at market value) in illiquid securities, including repurchase agreements maturing in more than seven days;

     (2) Purchase securities on margin, except (with respect to all Portfolios other than the State Street Global Advisors Money Market Portfolio) such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except (with respect to all Portfolios other than the State Street Global Advisors Money Market Portfolio) that it may make margin payments in connection with options, futures contracts, options on futures contracts, and forward foreign currency contracts and in connection with swap agreements;

     (3) Make short sales of securities unless such Portfolio (other than the State Street Global Advisors Money Market Portfolio) owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; and

     (4) Make investments for the purpose of gaining control of a company's management.


                                                  MANAGEMENT OF THE TRUST


                                      Position Held with                       Principal Occupation During
Name, Address, and Age                    The Trust                                  Past Five Years
----------------------                    ---------                                  ---------------

Richard W. Scott*                President, Principal          Executive Vice President and Chief Investment Officer
5555 San Felipe, Suite 900       Executive Officer,            since February 1998 of American General Corporation;
Houston, Texas 77056             and Trustee                   prior thereto Vice Chairman, General Counsel and Chief
Age: 44                                                        Investment Officer or Executive Vice President of
                                                               Western National Corporation from February 1994; prior
                                                               thereto, a partner with Vinson & Elkins L.L.P.


John A. Graf*                                                  President since December 1997 of American General
5555 San Felipe, Suite 900       Trustee                       Annuity Insurance Company; prior thereto Chief Marketing
Houston, Texas 77056                                           Officer and Vice Chairman or Executive Vice President of
Age: 38                                                         Western National Life Insurance Company since February
                                                               1994; prior thereto Executive Vice President, Marketing of
                                                               Conseco, Inc.


Alden W. Brosseau                Trustee                       Owner Sonoma Group Consulting to Management since March
16670 Arnold Drive                                             1993; prior thereto, Vice President, Investment
Sonoma, CA 95476                                               Administration & Planning, American General Corporation.
Age: 70

S. Tevis Grinstead               Trustee                       Retired since 1993; prior thereto, a partner with
c/o Vinson & Elkins L.L.P.                                     Vinson & Elkins L.L.P.
2300 First City Tower
1001 Fannin
Houston, Texas 77002-6760
Age: 59

Hugh L. Hyde                     Trustee                       Owner, HLH Consulting Inc. since November, 1994; from
952 Echo Lane, Suite 322                                       March 1, 1993 - September 15, 1994, President and
Houston, Texas 77024                                           Director of Texas Capital Bancshares, Inc. and its
Age: 55                                                        subsidiary bank, Texas Capital Bank, N.A.; prior
                                                               thereto, a partner with KPMG Peat Marwick.

Melvin C. Payne                  Trustee                       President & Chief Executive Officer of Carriage Services
1300 Post Oak Blvd.,                                           since 1991.
Suite 1500
Houston, Texas 77045
Age: 55

Patrick F. Grady                 Vice President, Treasurer,    Senior Vice President & Treasurer of American General
5555 San Felipe, Suite 900       Principal Financial Officer,  Annuity Insurance Company since December 1997; prior
Age: 39                          and Principal Accounting      thereto, Vice President and Treasurer of Western National
                                 Officer                       Life Insurance Company from February 1994; prior thereto
                                                               Vice President, Conseco, Inc., Carmel, Indiana.

Dwight L. Cramer                 Vice President                Senior Vice President - Specialty Markets of American
5555 San Felipe, Suite 900                                     General Annuity Insurance Company since December 1997;
Houston, Texas 77056                                           prior thereto, from February 1996 until December 1997,
Age: 45                                                        Senior Vice President - Law and Secretary of Western
                                                               National Life Insurance Company; prior thereto,
                                                               from November 1993 until February 1996, Vice President,
                                                               Secretary and Associate General Counsel of Western
                                                               National Life Insurance Company; prior thereto, from
                                                               January 1993 until November 1993, private law practice,
                                                               Houston, Texas.

Kurt R. Fredland                 Vice President,               Vice President of AGA Investment Advisory Services, Inc. since
5555 San Felipe, Suite 900       Assistant Treasurer and       September 1994; prior thereto Assistant Vice President -
Houston, Texas 77056             Assistant Secretary           Variable Annuity Administration, Western National Life Insurance
Age: 49                                                        Company from April 1994; prior thereto, a financial consultant.


Evelyn M. Curran                 Secretary                     Senior Attorney of American General Corporation from
5555 San Felipe, Suite 900                                     February 1998; prior thereto, Staff Attorney of Western
Houston, Texas 77056                                           National Life Insurance Company, since March 1994; prior
Age: 31                                                        thereto, from January 1991 to March 1994, law student, South
                                                               Texas College of Law, Houston, Texas.


* INTERESTED PERSON OF THE TRUST WITHIN THE MEANING OF THE 1940 ACT. EACH TRUSTEE OF THE TRUST WHO IS NOT AN EMPLOYEE, OFFICER, OR DIRECTOR OF THE LIFE COMPANY, THE ADVISER, OR A SUB-ADVISER RECEIVES AN ANNUAL FEE OF $7,500 AND AN ADDITIONAL FEE OF $750 FOR EACH TRUSTEES' MEETING ATTENDED. IN ADDITION, DISINTERESTED TRUSTEES WHO ARE MEMBERS OF ANY BOARD COMMITTEES WILL RECEIVE A SEPARATE $750 FEE FOR ATTENDANCE OF ANY COMMITTEE MEETING THAT IS HELD ON A DAY ON WHICH NO BOARD MEETING IS HELD. NONE OF THE TRUSTEES OR OFFICERS OF THE TRUST OWN ANY OF THE OUTSTANDING SHARES OF THE TRUST AS OF MAY 1, 1998. WITH RESPECT TO THE YEAR ENDED DECEMBER 31, 1997, THE TRUST PAID TRUSTEES' FEES AGGREGATING $41,250. THE FOLLOWING TABLE SHOWS THE 1997 COMPENSATION BY TRUSTEE.


                                             COMPENSATION TABLE


(1)                          (2)                     (3)                    (4)                 (5)
                                                                                         Total Compensation
                          Aggregate         Pension or Retirement    Estimated Annual     From Registrant
Name of Person,       Compensation from       Benefits Accrued         Benefits Upon      and Fund Complex
Position                 Registrant       As Part of Fund Expenses      Retirement        Paid to Trustee
--------                 ----------       ------------------------      ----------        ---------------

Richard W. Scott     None                 None                       None               None
President and
Trustee
John A. Graf         None                 None                       None               None
Trustee
Alden W. Brosseau    $           10,500   None                       None               $            10,500
Trustee
Hugh L. Hyde         $           10,500   None                       None               $            10,500
Trustee
Melvin C. Payne      $            9,750   None                       None               $             9,750
Trustee
S. Tevis Grinstead   $           10,500   None                       None               $            10,500
Trustee

SUBSTANTIAL  SHAREHOLDERS
Shares of the Portfolios are issued and redeemed in connection with investments in and payments under certain variable annuity contracts issued through a Separate Account of the Life Company. As of May 1, 1998 the Separate Account of the Life Company was known to the Board of Trustees and the management of the Trust to own of record 100% of the shares of each Portfolio of the Trust.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith, in the reasonable belief that their actions were in the best interests of the Trust, or that such indemnification would relieve any officer or Trustee of any liability to the Trust, or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, may provide liability insurance for the benefit of its Trustees and officers.

INVESTMENT  ADVISER
Under the Investment Advisory Agreement between the Trust and the Adviser (the "Investment Advisory Agreement"), the Adviser, at its expense, provides the Portfolios with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and each Portfolio. The fees to be paid under the Investment Advisory Agreement are set forth in the Trust's prospectus. Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies, and restrictions and to determine, from time to time, securities to be purchased, sold, retained, or lent by the Trust and implement those decisions, subject always to the provisions of the Trust's Declaration of Trust and By-laws, and of the 1940 Act, and subject further to such policies and instructions as the Trustees may from time to time establish. The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust, and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust.

Under the Investment Advisory Agreement, the Trust is responsible for all its other expenses including, but not limited to, the following expenses: legal, auditing, or accounting expenses; Trustees' fees and expenses; insurance premiums; brokers' commissions; taxes and governmental fees; expenses of issue or redemption of shares; expenses of registering or qualifying shares for sale; reports and notices to shareholders and fees and disbursements of custodians, transfer agents, registrars, shareholder servicing agents, and dividend disbursing agents; and certain expenses with respect to membership fees of industry associations.

The Investment Advisory Agreement provides that the Adviser may retain sub-advisers, at Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Portfolios. The Investment Advisory Agreement provides that neither the Adviser nor any director, officer, or employee of Adviser will be liable for any loss suffered by the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations and duties. In addition, the Agreement provides for indemnification of the Adviser by the Trust.

The Investment Advisory Agreement may be terminated without penalty by vote of the Trustees, as to any Portfolio by the shareholders of that Portfolio, or by Adviser on 60 days' written notice. The Agreement also terminates without payment of any penalty in the event of its assignment. In addition, the Investment Advisory Agreement may be amended only by a vote of the shareholders of the affected Portfolio(s) and provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to each Portfolio by vote of either the Trustees or the shareholders of the Portfolio, and, in either case, by a majority of the Trustees who are not "interested persons" of the Adviser. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Adviser voluntarily agreed to waive that portion of its advisory fee which is in excess of the amount payable by the Adviser to each Sub-Adviser pursuant to the respective sub-advisory agreements for each Portfolio until May 1, 1998. Thereafter, the advisory fees shown in the Prospectus under "Management of the Trust" will be charged. In addition, the Life Company, an affiliate of the Adviser, has undertaken to bear all operating expenses of each Portfolio, excluding the compensation of the Adviser, that exceed .12% of each Portfolio's average daily net assets until May 1, 1999. Information concerning the advisory fees waived and expenses reimbursed for the period ended December 31, 1997 is contained in the Prospectus.

For the years ended December 31, 1997, 1996 and 1995, respectively, the Adviser was paid advisory fees as follows:



                                                  1997      1996   1995
                                                  -----    ------  ----

Credit Suisse Growth and Income Portfolio         $24,528  $4,727     -
Credit Suisse International Equity Portfolio       23,693   5,824     -
EliteValue Portfolio                               21,970     986  N/A
State Street Global Advisors Growth Equity
   Portfolio                                       18,753   3,353     -
State Street Global Advisors Money Market
   Portfolio                                        5,909     569     -
Salomon Brothers U.S. Government
   Securities Portfolio                             5,756     355  N/A
Van Kampen American Capital Emerging
   Growth Portfolio                                17,856     970  N/A

For the years ended December 31, 1997, 1996 and 1995, respectively, the Adviser waived advisory fees as follows:



                                                1997        1996    1995
                                                -----      -------  -----

Credit Suisse Growth and Income Portfolio       $12,263   $ 6,812 $3,106
Credit Suisse International Equity Portfolio      9,113     6,699  3,643
EliteValue Portfolio                             13,732     6,128  N/A
State Street Global Advisors Growth Equity
   Portfolio                                     13,030     6,520  2,490
State Street Global Advisors Money Market
   Portfolio                                      7,387     1,878    106
Salomon Brothers U.S. Government
   Securities Portfolio                           6,395     7,227  N/A
Van Kampen American Capital Emerging
   Growth Portfolio                               8,973     5,171  N/A

TRUST  ADMINISTRATION
State Street Bank and Trust Company provides certain accounting, transfer agency, and other services to the Trust.

SUB-ADVISERS
Each of the Sub-Advisers described in the Prospectus serves as Sub-Adviser to one or more of the Portfolios of the Trust pursuant to separate written agreements. Certain services provided by, and the fees paid to, the Sub-Advisers are described in the Prospectus under "Management of the Trust - Sub-Advisers."

CODE OF ETHICS To mitigate the possibility that a Series will be adversely affected by personal trading of employees, the Trust, the Adviser and the Sub-Advisers have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions. These Codes comply, in all material respects, with the recommendations of the Investment Company Institute.

INVESTMENT  DECISIONS
Investment decisions for the Trust and for the other investment advisory clients of the Sub-Advisers are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one, but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of a Sub-Adviser on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Sub-Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of a Sub-Adviser in the interest of achieving the most favorable net results for the Trust.

BROKERAGE  AND  RESEARCH  SERVICES
Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is currently intended that the Sub-Advisers will place all orders for the purchase and sale of portfolio securities for the Trust and buy and sell securities for the Trust through a substantial number of brokers and dealers. In so doing, the Sub-Advisers will use their best efforts to obtain for the Trust the best price and execution available. In seeking the best price and execution, the Sub-Advisers, having in mind the Trust's best interests, will consider all factors they deem relevant, including, by way of illustration, price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience, and financial stability of the broker-dealer involved; and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Advisers may receive research, statistical, and quotation services from any broker-dealers with whom they place the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Sub-Advisers and/or their affiliates in advising various other clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fees paid by the Trust are not reduced because the Sub-Advisers and/or their affiliates may receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, a Sub-Adviser may cause a Portfolio to pay a broker-dealer who provides brokerage and research services to the Sub-Adviser an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction provided that the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised. A Sub-Adviser's authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Adviser or the Trustees may adopt from time to time.

During the Trust's fiscal years ended December 31, 1997 and December 31, 1996, the Portfolios paid the following amounts in brokerage commissions:



                                                       1997            1996
                                                      -------         ------

Credit Suisse Growth and Income Portfolio,
   formerly BEA Growth and Income Portfolio          $ 7,681         $13,588
Credit Suisse International Equity Portfolio          14,086          14,302
EliteValue Portfolio, formerly EliteValue Asset
   Allocation Portfolio                                6,958           2,448
State Street Global Advisors Growth Equity
   Portfolio, formerly Global Advisors Growth
   Equity Portfolio                                   10,851           4,082
State Street Global Advisors Money Market
   Portfolio, formerly Global Advisors Money
   Market Portfolio                                       --              --
Salomon Brothers U.S. Government
   Securities Portfolio                                   --              --
Van Kampen American Capital Emerging
   Growth Portfolio                                    5,131           3,423

During the Trust's fiscal year ended December 31, 1997, the following aggregate dollar amounts of brokerage commissions were paid to affiliated brokers by the respective Portfolios along with the percentage that such amounts represent of each Portfolio's aggregate annual brokerage commissions paid: Credit Suisse
International  Equity  Portfolio $169 - 1.21% to Salomon Inc and $126 or .89% to
CS First Boston;  EliteValue  Portfolio $186 or 2.67% to Salomon Inc and $186 or
2.67% to CS First  Boston;  State Street Global  Advisors  Growth Equity $607 or
5.59%  to  Salomon  Inc and $465 or 4.29%  to CS  First  Boston  and Van  Kampen
American  Capital  Emerging  Growth  Portfolio  $483 or 9.41% to Salomon Inc and
$2,117 or 41.26% to CS First Boston.


                       DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Portfolio is determined daily as of 4:00 p.m., New York time, on each day the NYSE is open for trading. The NYSE is normally closed on the following national holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of 4:00 p.m., New York time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined.

The valuation of the State Street Global Advisors Money Market Portfolio's portfolio securities is based upon their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. By using amortized cost valuation, the Trust seeks to maintain a constant net asset value of $1 per share for the State Street Global Advisors Money Market Portfolio, despite minor shifts in the market value of its portfolio securities. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the State Street Global Advisors Money Market Portfolio would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the State Street Global Advisors Money Market Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based on market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the State Street Global Advisors Money Market Portfolio would be able to obtain a somewhat higher yield if he or she purchased shares of the Global Advisors Money Market Portfolio on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the State Street Global Advisors Money Market Portfolio would receive less investment income. The converse would apply on a day when the use of amortized cost by the Portfolio resulted in a higher aggregate portfolio value. However, as a result of certain procedures adopted by the Trust, the Trust believes any difference will normally be minimal.

The net asset value of the shares of each of the Portfolios, other than the State Street Global Advisors Money Market Portfolio, is determined by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. Securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at their last-reported sale price on the principal exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included in the NASDAQ National Market System, at a bid price estimated by a broker or dealer. Debt securities, including zero-coupon securities and certain foreign securities, will be valued by a pricing service. Other foreign securities will be valued by the Trust's custodian. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

If any securities held by a Portfolio are restricted as to resale, their fair value is generally determined as the amount which the Trust could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE which will not be reflected in the computation of the Trust's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value, in the manner described above.

The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio, and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the Trust's books of account and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Portfolios may be allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

                                  TAXES

Each Portfolio of the Trust intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue
Code of 1986, as amended (the "Code"). As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to the Separate Account of the Life Company. As a Massachusetts business trust, a Portfolio, under present law, will not be subject to any excise or income taxes in Massachusetts.

In order to qualify as a "regulated investment company," a Portfolio must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. government securities). Moreover, in order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, a Portfolio must, in general, distribute at least 90% of its interest, dividends, net short-term capital gain, and certain other income each year.

With respect to investment income and gains received by a Portfolio from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes in which a Portfolio will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

A Portfolio's ability to use options, futures, and forward contracts and other hedging techniques, and to engage in certain other transactions, may be limited by tax considerations. A Portfolio's transactions in foreign-currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Portfolio's distributions of book income to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income in order to permit the Trust to continue to qualify and be taxed under Subchapter M of the Code, as a regulated investment company.

Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Portfolio has invested and their face value ("original issue discount") is considered to be income to the Portfolio each year, even though the Portfolio will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Portfolio which must be distributed to shareholders in order to maintain the qualification of the Portfolio as a regulated investment company and to avoid federal income tax at the level of the Portfolio.

It is the policy of each of the Portfolios to meet the requirements of the Code to qualify as a regulated investment company that is taxed pursuant to Subchapter M of the Code.

This discussion of the federal income tax and state tax treatment of the Trust and its shareholders is based on the law as of the date of this SAI. It does not describe in any respect the tax treatment of any insurance or other product pursuant to which investments in the Trust may be made. For further information concerning federal income tax consequences for the holders of the VA Contracts of the Life Company, investors should consult the Prospectus used in connection with the issuance of their VA Contracts.

                          DIVIDENDS AND DISTRIBUTIONS

     STATE STREET GLOBAL ADVISORS MONEY MARKET PORTFOLIO. The net investment income of the State Street Global Advisors Money Market Portfolio is determined as of the close of trading on the NYSE (generally 4 p.m., New York time) on each day on which the NYSE is open for business. All of the net investment income so determined normally will be declared daily as a dividend to shareholders of record as of the close of trading on the NYSE after the purchase and redemption of shares. Unless the business day before a weekend or holiday is the last day of an accounting period, the dividend declared on that day will include an amount in respect of the Portfolio's income for the subsequent non-business day or days. No daily dividend will include any amount of net income in respect of a subsequent semi-annual accounting period. Dividends commence on the next business day after the date of purchase. Dividends declared during any month will be invested as of the close of business on the last calendar day of that month (or the next business day after the last calendar day of the month if the last calendar day of the month is a non-business day) in additional shares of the Portfolio at the net asset value per share, normally $1, determined as of the close of business on that day, unless payment of the dividend in cash has been requested.

Net income of the State Street Global Advisors Money Market Portfolio consists of all interest income accrued on portfolio assets less all expenses of the Portfolio and amortized market premium. Amortized market discount is included in interest income. The Portfolio does not anticipate that it will normally realize any long-term capital gains with respect to its portfolio securities.

Normally the State Street Global Advisors Money Market Portfolio will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss realized. If the net income of the Portfolio determined at any time is a negative amount, the net asset value per share will be reduced below $1 unless one or more of the following steps, for which the Trustees have authority, are taken: (a) reducing the number of shares in each shareholder's account; (b) offsetting each shareholder's pro rata portion of negative net income against the shareholder's accrued dividend account or against future dividends; or (c) combining these methods in order to seek to maintain the net asset value per share at $1. The Trust may endeavor to restore the Portfolio's net asset value per share to $1 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net income which is not declared as a dividend.

Should the State Street Global Advisors Money Market Portfolio incur or anticipate, with respect to its portfolio, any unusual or unexpected significant expense or loss which would affect disproportionately the Portfolio's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then-prevailing circumstances in order to ameliorate, to the extent possible, the disproportionate effect of such expense or loss on then-existing shareholders. Such expenses or losses may, nevertheless, result in a shareholder receiving no dividends for the period during which the shares are held, and receiving, upon redemption, a price per share lower than that which was paid.

     OTHER PORTFOLIOS. Each of the Portfolios, other than the State Street Global Advisors Money Market Portfolio, will declare and distribute dividends from net investment income, if any, and will distribute its net realized capital gains, if any, at least annually. Both dividends and capital gain distributions will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.

                            PERFORMANCE INFORMATION

     State Street Global Advisors Money Market Portfolio: The Portfolio's yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Portfolio over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The Portfolio's effective yield represents a compounding of the yield by adding one to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting one from the result.

     OTHER  PORTFOLIOS:

     (a) A Portfolio's yield is presented for a specified 30-day period (the "base period"). Yield is based on the amount determined by: (i) calculating the aggregate of dividends and interest earned by the Portfolio during the base period, less expenses accrued for that period and (ii) dividing that amount by the product of (A) the average daily number of shares of the Portfolio outstanding during the base period and entitled to receive dividends, and (B) the net asset value per share of the Portfolio on the last day of the base period. The result is annualized on a compounding basis to determine the Portfolio's yield. For this calculation, interest earned on debt obligations held by a Portfolio is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as Ginnie Maes, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates.

As required by regulations of the SEC, the annualized total return of a Portfolio for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Portfolio over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

Investment operations for the Portfolios depicted in the chart below commenced on October 10, 1995, for the State Street Global Advisors Money Market Portfolio; on October 20, 1995, for the Credit Suisse Growth and Income, Credit Suisse International Equity, and State Street Global Advisors Growth Equity Portfolios; on January 2, 1996 EliteValue, and Van Kampen American Capital Emerging Growth Portfolios; and on February 6, 1996, for the Salomon Brothers U.S. Government Securities Portfolio. The performance figures shown for the Portfolios in the chart below reflect the actual fees and expenses paid by the Portfolios.

AVERAGE  TOTAL  RETURN  FOR  THE  PERIODS  INDICATED



                                             12 Months Ended   Inception to
Portfolio                                         12/31/97       12/31/97
---------                                         --------       --------

Credit Suisse Growth and Income Portfolio,
 formerly BEA Growth and Income Portfolio         22.33%          19.62%
Credit Suisse International Equity Portfolio       4.30%          11.18%
EliteValue Portfolio, formerly EliteValue
 Asset Allocation Portfolio                       21.08%          23.86%
State Street Global Advisors Growth Equity
 Portfolio, formerly Global Advisors Equity
 Portfolio                                        31.67%          25.70%
State Street Global Advisors Money Market
 Portfolio, formerly Global Advisors Money
 Market Portfolio                                  5.50%           5.33%
Salomon Brothers U.S. Government
   Securities Portfolio                            8.89%           6.42%
Van Kampen American Capital Emerging
   Growth Portfolio                               20.45%          19.75%

From time to time, the Adviser may reduce its compensation or assume expenses with respect to the operations of a Portfolio in order to reduce the Portfolio's expenses. Any such waiver or assumption would increase a Portfolio's yield and total return during the period of the waiver or assumption.

                          SHAREHOLDER COMMUNICATIONS

Owners of Variable Annuity contracts issued by the Life Company for which shares of one or more Portfolios are the investment vehicles are entitled to receive from the Life Company unaudited semi-annual financial statements and audited year-end financial statements certified by the Trust's independent public accountants. Each report will show the investments owned by the Portfolio and the market value thereof and will provide other information about the Portfolio and its operations.

                        ORGANIZATION AND CAPITALIZATION

The Trust is an open-end investment company established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated December 12, 1994, as amended April 19, 1995 and May 1, 1998.

Shares entitle their holders to one vote per share, with fractional shares voting proportionately; however, a separate vote will be taken by each Portfolio on matters affecting an individual Portfolio. For example, a change in a fundamental investment policy for the Credit Suisse Growth and Income Portfolio would be voted upon only by shareholders of that Portfolio. Additionally, approval of the Investment Advisory Agreement is a matter to be determined separately by each Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if a Portfolio were liquidated, the shares of that Portfolio would receive the net assets of that Portfolio. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

Additional Portfolios may be created from time to time with different investment objectives or for use as funding vehicles for different variable life insurance policies or variable annuity contracts. Any additional Portfolios may be managed by investment advisers or sub-advisers other than the current Adviser and Sub-Advisers. In addition, the Trustees have the right, subject to any necessary regulatory approvals, to create more than one class of shares in a Portfolio, with the classes being subject to different charges and expenses and having such other different rights as the Trustees may prescribe and to terminate any Portfolio of the Trust.

                              PORTFOLIO TURNOVER

The portfolio turnover rate of a Portfolio is defined by the SEC as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Under that definition, the State Street Global Advisors Money Market Portfolio would not calculate portfolio turnover. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark- ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate of each of the Portfolios for the period ended December 31, 1995, for the applicable Portfolios and December 31, 1996, for all Portfolios is set forth under "Financial Highlights" in the Prospectus.

                                   CUSTODIAN

State Street Bank and Trust Company is the custodian of the Trust's assets. The custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. The Trust may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets.

                                 LEGAL COUNSEL

Legal matters in connection with the offering are being passed upon by Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut.

                             INDEPENDENT ACCOUNTANTS

The Trust has selected Coopers & Lybrand L.L.P. as the independent accountants to audit the annual financial statements of the Trust.

                             SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder held personally liable for the obligations of a Portfolio. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations.

                         DESCRIPTION OF NRSRO RATINGS

DESCRIPTION  OF  MOODY'S  CORPORATE  RATINGS

     Aaa - Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

     A - Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Ba - Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated "C" are the lowest-rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION  OF  S&P'S  CORPORATE  RATINGS

     AAA - Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in small degree.

     A - Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

     BBB - Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

     BB, B, CCC, CC and C- Bonds rated "BB," "B," "CCC," "CC," and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. A rating of "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating. It may also be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

DESCRIPTION  OF  DUFF  CORPORATE  RATINGS

     AAA - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA - Risk is modest but may vary slightly from time to time because of economic conditions.

     A - Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB - Investment-grade. Considerable variability in risk during economic cycles.

     BB - Below investment-grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B - Below investment-grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions, and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher- or lower-quality rating grade.

     Substantial Risk - Well below investment-grade securities. May be in default or have considerable uncertainty as to timely payment of interest, preferred dividends, and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with favorable company developments.

DESCRIPTION  OF  FITCH  CORPORATE  RATINGS

     AAA - Bonds considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA- Bonds considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

     A - Bonds considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and to repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB - Bonds considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse effect on these bonds, and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

     BB - Bonds considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

     B - Bonds considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

     CCC - Bonds which may have certain identifiable characteristics which, if not remedied, could lead to the possibility of default in either principal or interest payments.

     CC - Bonds which are minimally protected. Default in payment of interest and/or principal seems probable.

     C - Bonds which are in imminent default in payment of interest or principal.

DESCRIPTION  OF  THOMSON  BANKWATCH,  INC.  CORPORATE  RATINGS

     AAA - Long-term, fixed-income securities that are rated "AAA" indicate that the ability to repay principal and interest on a timely basis is very high.

     AA - Long-term, fixed-income securities that are rated "AA" indicate a superior ability to repay principal and interest on a timely basis with limited incremental risk vs. issues rated in the highest category.

     TBW may apply plus ("+") and minus ("-") modifiers in the "AAA" and "AA" categories to indicate where within the respective category the issued security is placed.

DESCRIPTION  OF  IBCA  LIMITED  AND  IBCA  INC.  CORPORATE  RATINGS

     AAA - Obligations which are rated "AAA" are considered to be of the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly.

     AA - Obligations which are rated "AA" are considered to be of a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk, albeit not very significantly.

DESCRIPTION  OF  S&P'S  COMMERCIAL  PAPER  RATINGS

     Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payments is either over-whelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Capacity for timely payment on commercial paper rated "A-2" is strong, but the relative degree of safety is not as high as for issues designated "A-1." An "A-3" designation indicates an adequate capacity for timely payment. Issues with this designation, however, are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. "B" issues are regarded as having only speculative capacity for timely payment. "C" issues have a doubtful capacity for payment. "D" issues are in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

DESCRIPTION  OF  MOODY'S  COMMERCIAL  PAPER  RATINGS

     The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. Issuers rated "Prime-1" (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated "Prime-1" but to a lesser degree. Earnings trend and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. "P-3" issuers have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. Not Prime issuers do not fall within any of the Prime rating categories.

DESCRIPTION  OF  DUFF  COMMERCIAL  PAPER  RATINGS

     The rating "Duff-1" is the highest commercial paper rating assigned by Duff & Phelps. Paper rated "Duff-1" is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated "Duff-2" is regarded as having good certainty of timely payment, good access to capital markets, and sound liquidity factors and company fundamentals. Risk factors are small.

DESCRIPTION  OF  FITCH  COMMERCIAL  PAPER  RATINGS

     The rating "Fitch-1" (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated "Fitch-1" is regarded as having the strongest degree of assurance for timely payment. The rating "Fitch-2" (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

DESCRIPTION  OF  IBCA  LIMITED  AND  IBCA  INC.  COMMERCIAL  PAPER  RATINGS

     A1 - Short-term obligations rated "A1" are supported by a very strong capacity for timely repayment. A plus ("+") sign is added to those issues determined to possess the highest capacity for timely payment.

     A2 - Short-term obligations rated "A2" are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

DESCRIPTION  OF  THOMSON  BANKWATCH,  INC.  COMMERCIAL  PAPER  RATINGS

     TBW-1 - Short-term obligations rated "TBW-1" indicate a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 - Short-term obligations rated "TBW-2" indicate that, while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                             FINANCIAL STATEMENTS

The Trust's financial statements and notes thereto for the year ended December 31, 1997, are incorporated by reference to the WNL Series Trust 1997 Annual Report filed on March 6, 1998.